                                                                    EXHIBIT 10.1


                         CONSENT AND FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                 THIS CONSENT AND FIRST AMENDMENT dated, as of September 16, 1996 (this "Amendment"), is among PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("Borrower"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity as a lender, "Lender", and in its capacity as agent for the lenders, "Agent"), and the other financial institutions signatory hereto, each in its capacity as a Lender.

                             W I T N E S S E T H :

                 WHEREAS, Borrower, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 7, 1996 (the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement;

                 WHEREAS, Borrower has begun the steps necessary to consummate an offering of its Subordinated Convertible Notes (as hereinafter defined), the proceeds of which shall be used to repay a substantial portion of the outstanding Revolving Loan;

                 WHEREAS, the completion of the offering of the Subordinated Convertible Notes and use of proceeds thereof as described herein would substantially strengthen the capital structure of Borrower;

                 WHEREAS, the parties wish to enter into this Amendment to consent to the proposed offering of the Subordinated Convertible Notes and certain related transactions and to amend the Credit Agreement as provided herein;

                 NOW, THEREFORE, for and in consideration of the terms and conditions contained herein, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1.      Defined Terms.

                 1.1 All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

                 1.2 Additional Definitions. When used herein, the following additional defined terms shall have the following respective meanings:

                          "Complete" or "Completed" means, with reference to
the Notes Offering, the issuance of the Subordinated Convertible Notes and the delivery to Borrower by the underwriters retained by Borrower of the net cash proceeds from the Notes Offering.

                          "First Amendment Effective Date" shall mean that date
on or before September 30, 1996 on which each of the conditions set forth in
Section 4 of this Amendment shall have been met or performed by Borrower or otherwise waived in writing by Agent and Lenders.

                          "Notes Offering" means the underwritten public
offering by Borrower, through Morgan Stanley & Co., Bear, Stearns & Co. Inc. and Montgomery Securities, of the Subordinated
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Convertible Notes, resulting in net cash proceeds to Borrower of not less than ninety-seven percent (97%) of the aggregate principal amount of the Subordinated Convertible Notes.

                          "Preliminary Prospectus" means the prospectus of
Borrower dated August 29, 1996, together with the preliminary prospectus supplement thereto dated September 5, 1996, with respect to the Notes Offering, true and correct copies of which have heretofore been provided to Agent and Lenders.

                          "Refinancing Transactions" means the execution and
delivery of the Refinancing Transactions Documents, the issuance of the Subordinated Convertible Notes, the Completion of the Notes Offering, the partial repayment of the Revolving Loan with the net proceeds of the Notes Offering and the payment of all fees, costs and expenses associated with the foregoing.

                          "Refinancing Transactions Documents" means this
Amendment and the related Loan Documents delivered in connection herewith and the Subordinated Convertible Note Documents.

                          "Subordinated Convertible Note Documents" and
"Subordinated Convertible Note Underwriting Agreement" have the meanings given such terms in Section 3.1 of this Amendment.

                          "Subordinated Convertible Notes" means those 6.75%
Convertible Senior Subordinated Notes Due 2003 of Borrower to be issued on the First Amendment Effective Date and (to the extent applicable) on the Option Closing Date (as defined in the Subordinated Convertible Note Underwriting Agreement) as more fully described in the Preliminary Prospectus.

         2. Consent to Refinancing Transactions. Subject to the satisfaction of each of the conditions set forth in Section 4 of this Amendment (or written waiver thereof by Agent and Lenders), Agent and Lenders hereby consent to (i) the issuance on the First Amendment Effective Date of the Subordinated Convertible Notes in an aggregate initial principal amount not exceeding $103.5 million and bearing interest at a per annum rate not in excess of 6.75% and the execution and delivery of the Subordinated Convertible Note Documents (as defined in Section 3.1 hereof) in connection therewith in the form previously delivered by Borrower to Agent, (ii) the Completion of the Notes Offering and the application by Borrower of the proceeds thereof as set forth on Schedule A hereto and (iii) in the event the aggregate principal amount of the Subordinated Convertible Notes issued on the First Amendment Effective Date is less than $103.5 million, the issuance on the Option Closing Date (as defined in the Subordinated Convertible Note Underwriting Agreement) of additional Subordinated Convertible Notes in an aggregate principal amount not exceeding such difference pursuant to the overallotment option granted under the Subordinated Convertible Note Underwriting Agreement and the application by Borrower of the proceeds thereof as set forth on Schedule A hereto.

         3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the parties hereto agree to amend the Credit Agreement as set forth in this Section 3.

                 3.1 Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions therein in proper alphabetical order:

             "First Amendment" shall mean that Consent and First Amendment dated





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
September 16, 1996 between Borrower and Agent and Lenders.

                          "First Amendment Effective Date" shall have the
meaning given in Section 1.2 of the First Amendment.

                          "Subordinated Convertible Note Indenture" means the
Subordinated Debt Shelf Indenture, as supplemented by Supplemental Indenture No. 1, each dated as of the First Amendment Effective Date by and among State Street Bank and Trust Company, as trustee, Holdings, as guarantor, and Borrower, with respect to the Subordinated Convertible Notes.

                          "Subordinated Convertible Note Documents" means the
Subordinated Convertible Note Underwriting Agreement, the Subordinated Convertible Note Indenture, the Subordinated Convertible Notes, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

                          "Subordinated Convertible Note Underwriting
Agreement" means the Underwriting Agreement among Holdings, Borrower and Morgan Stanley and Co., Bear, Stearns & Co. Inc., Montgomery Securities and the other underwriters signatory thereto, with respect to the issuance and sale of the Subordinated Convertible Notes.

                          "Subordinated Convertible Notes" means those Senior
Subordinated Convertible Notes Due 2003 of Borrower issued on the First Amendment Effective Date and (to the extent applicable) on the Option Closing Date (as defined in the Subordinated Convertible Note Underwriting Agreement) as permitted by the terms of the First Amendment.

                 3.2 Clause (d) of the definition of "Indebtedness" appearing in subsection 1.1 of the Credit Agreement is hereby amended to read as follows:

                          "(d)    all Deferred Payment Obligations and any
         other obligation owed for all or any part of the deferred purchase price of property or services;"

                 3.3 The definitions of "MRR Attrition" and "Subordinated Indebtedness" appearing in subsection 1.1 of the Credit Agreement shall be deleted in their entirety and the following new definitions for such terms shall be substituted in their place:

                          "MRR Attrition" means, for any trailing twelve-month
period, the quotient of:

                          (A) MRR for the last month of such trailing twelve-month period ("Ending MRR"); less Ending MRR attributable to internal installations (excluding new owner reconnects and conversions), less Ending MRR attributable to Subscriber Accounts acquired during such period; less MRR for the month immediately preceding the beginning of such period ("Beginning MRR"); plus MRR attributable to account guaranties enforced during such period; divided by

                          (B)     the average MRR for such trailing
                                  twelve-month period.

                          "Subordinated Indebtedness" means all Indebtedness
under the Subordinated Convertible Note Documents and the Subordinated Discount Note Documents and all other Indebtedness of Borrower or any of Borrower's Subsidiaries which is subordinated in right of payment to the Obligations.

                 3.4 The definition of "Loan Documents" appearing in subsection 1.1 of the Credit Agreement is hereby amended by substituting the words "but excluding all Subsequent Acquisition Documents, Capitalization Documents, Subordinated Convertible Note Documents and Subordinated Discount Note Documents" for the words "but excluding all Acquisition Documents, Capitalization Documents and Subordinated Discount Note Documents" at the end of such definition.

                 3.5 The definition of "Security Documents" appearing in subsection 1.1 of the Credit Agreement is hereby amended by substituting the term "Pledge Agreement" for the term "Pledge Agreements" in the sixth line thereof.

                 3.6 The definition of "Subordinated Discount Notes" appearing in subsection 1.1 of the Credit Agreement is hereby amended by substituting the term "Borrower" for the term "Monitoring" in the second line thereof.

                 3.7 Subsection 2.10(B) of the Credit Agreement is hereby amended by deleting the words "but excluding the prepayment fee referenced in subsection 2.3(D)" from such subsection.

                 3.8 Subsection 3.2(C) of the Credit Agreement is hereby amended to read as follows:

                          "(C)    No Default.  No event shall have occurred and
         be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Default, including without limitation any event which would constitute a default or an event of default under the Subordinated Convertible Note Indenture or the Subordinated Discount
         Note Indenture."

                 3.9 Subsection 4.2(B) of the Credit Agreement is hereby amended to delete any reference to Schedule 4.2(B).

                 3.10 Subsection 5.1(A) of the Credit Agreement is hereby amended by changing the reference to "subsection 5.1(J)" contained in clause
(1) thereof to "subsection 5.1(H)."

                 3.11 Subsection 5.1(F) of the Credit Agreement is hereby amended by changing the reference to "5.1(J)" contained in clause (2) thereof to "5.1(H)".

                 3.12 Clause (d) of subsection 7.1 of the Credit Agreement is hereby amended to read as follows:

                          "(d)    Indebtedness evidenced by the Subordinated
Convertible Notes and the Subordinated Discount Notes;"

                 3.13 Clause (f)(iii) of subsection 7.1 of the Credit Agreement is hereby amended to read as follows:

                          "(iii)  the aggregate amount of Deferred Payment
Obligations at any time shall not exceed $5,000,000; and"

                 3.14 Clause (g) of subsection 7.1 of the Credit Agreement is hereby amended to read as follows:

                          "(g)    Indebtedness not to exceed $500,000 in the
         aggregate at any time outstanding incurred with respect to Capital Leases permitted hereunder."

                 3.15 Clause (h) of subsection 7.4 of the Credit Agreement is hereby amended to read as follows:

                          "(h)    Contingent Obligations of Holdings and
         Borrower's Subsidiaries with respect to the Subordinated Indebtedness under the Subordinated Convertible Note Indenture and the Subordinated Discount Note Indenture and with respect to other Indebtedness permitted by subsection 7.1;"

                 3.16 Clause (b) of subsection 7.5 of the Credit Agreement is hereby amended to read as follows:

                          "(b)    The Subordinated Convertible Notes may be
         converted into Holdings Capital Stock at any time or from time to time in accordance with the terms of Subordinated Convertible Note Indenture;"

                 3.17 Subsection 7.8 of the Credit Agreement is hereby amended by inserting the word "operating" in between the words "any" and "lease" in the fourth line thereof.

                 3.18 The payments to Morgan Stanley & Co. pursuant to the terms of the Subordinated Convertible Note Underwriting Agreement shall not be deemed violative of subsection 7.11 of the Credit Agreement.

                 3.19 The second sentence of subsection 7.13 of the Credit Agreement is hereby amended to read as follows:

                          "From and after the Closing Date, Holdings shall not engage in any type of business activity other than ownership of Borrower's capital stock and the performance of its obligations under the Subordinated Convertible Note Indenture, the Subordinated Discount
         Note Indenture, the Holdings Guaranty, the Holdings Pledge Agreement and any other Loan Documents to which it is a party."

                 3.20 Subsection 7.14 of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

                          "Borrower will not, nor will Borrower permit Holdings or any of Borrower's Subsidiaries to, (a) incur or permit to be outstanding any unsecured "Senior Indebtedness" or unsecured "Guarantor Senior Indebtedness" (as such terms are defined in the Subordinated Convertible Note Indenture and the Subordinated Discount
         Note Indenture) or (b) designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" under either the Subordinated Convertible Note Indenture or the Subordinated Discount
         Note Indenture."

                 3.21 Subsection 8.1(K) of the Credit Agreement is hereby amended by changing the reference to "subsection 4.18" contained therein to "subsection 4.17."

                 3.22 Subsection 8.1(S) of the Credit Agreement is hereby amended by deleting the "." at the end of such subsection and inserting the following:

         "; or (vi) the occurrence of a "Fundamental Change" as defined in the Subordinated Convertible Note Indenture."

                 3.23 Subsection 8.2 of the Credit Agreement is hereby amended by substituting the words "any Lender" for the word "Lenders" in the second line thereof.

                 3.24 Clause (b) of the proviso contained in the first paragraph of subsection 9.1 of the Credit Agreement is hereby amended to read as follows:

                          "(b)    upon granting its consent, Agent shall notify
         Borrower of the proposed assignment and the identity of the proposed assignee and the amount to be assigned and Borrower shall notify Agent and such Lender whether or not it consents to the proposed assignment (which consent shall not be unreasonably withheld) within five (5) Business Days of receipt of notice from Agent, and, if Borrower does not grant its consent to the proposed assignment, then Borrower shall have a period of ninety (90) days to locate an assignee acceptable to Borrower and Agent and, failing that, at the conclusion of said ninety
         (90) day period such Lender shall be free to make the assignment to the originally selected assignee,"

                 3.25 Subsection 9.1 of the Credit Agreement is hereby amended by deleting the reference to subsection 2.11 in the second paragraph thereof.

                 3.26 Subsection 9.3(D) of the Credit Agreement is hereby amended, by substituting the words "ten (10) Business Days" for the words "five
(5) Business Days" in such subsection.

                 3.27 Subsection 9.3(F) of the Credit Agreement is hereby amended by substituting the words "Requisite Lenders" for the word "Agent" in the first line of such subsection.

                 3.28 Subsection 9.6(A)(3) of the Credit Agreement is hereby amended by substituting the word "month" for the words "fiscal quarter" at the end of the first sentence of the second paragraph of such subsection.

                 3.29 Subsection 10.1 of the Credit Agreement is hereby amended to insert the phrase "(with respect to fees, costs and expenses referenced in clauses (g) and (h) below)" before the words "any Lender" in the third line of such subsection.

                 3.30 Subsection 10.3 of the Credit Agreement is hereby amended by inserting the words "amend or waive subsection 2.4(C)(1) hereof or" at the beginning of clause (f) of such subsection.

                 3.31 Subsection 10.17 of the Credit Agreement is hereby deleted.

         4. Conditions to Effectiveness. This Agreement shall not become effective unless and until all of the following conditions have been satisfied (except that the amendments set forth in Sections 3.2, 3.3 (relating to the definition of MRR Attrition), 3.4 through 3.7, 3.9 through 3.11, 3.13, 3.14, 3,17, 3.21 and 3.23 through 3.31 of this Amendment shall become effective immediately upon the satisfaction of the conditions set forth in clauses (a),
(b) and (c) below).





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
                          (a) Amendment. There shall have been delivered to Agent copies of this Amendment duly executed by Lenders and Borrower.

                          (b) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing on the First Amendment Effective Date.

                          (c)     Warranties and Representations.  The
         warranties and representations of Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the Loan Documents, shall be true and correct as of the First Amendment Effective Date, with the same effect as though made on such date, except for any representation or warranty limited by its terms to a specific date.

                          (d) Merger of Metrol and Sonitrol into Borrower. Metrol Security Services, Inc. and Sonitrol of Arizona, Inc. shall have been merged with and into Borrower.

                          (e) Notes Offering and Related Transactions. On the First Amendment Effective Date, Borrower shall have Completed the Notes Offering and shall have applied the proceeds of the Notes Offering in accordance with Schedule A hereto (excluding those fees and expenses referred to in Schedule A which are not then due and payable) with satisfactory evidence thereof.

                          (f) Subordinated Convertible Note Documents. Agent shall have received executed copies of the Subordinated Convertible Note Indenture, the Subordinated Convertible Note Underwriting Agreement and such other Subordinated Convertible Note Documents as may be requested by Agent, all of which shall be in form and substance satisfactory to Agent;

                          (g) Resolutions and Officer's Certificates. Borrower shall have executed and delivered to Agent resolutions of the Board of Directors of Borrower approving and authorizing the execution and delivery of this Agreement and the performance of the transactions contemplated hereby, certified by Borrower's corporate secretary and assistant secretary as being in full force and effect without modification or amendment.

                          (h) Reaffirmation of Holdings Guaranty. Holdings shall have executed and delivered a Reaffirmation of Guaranty in form and substance satisfactory to Agent.

                          (i) Opinions of Counsel. Agent shall have received a written opinion of Mitchell, Silberberg & Knupp, counsel for Borrower, in form and substance satisfactory to Agent and its counsel, dated as of the First Amendment Effective Date.

                          (j) Other Documents. Borrower shall have delivered such other documents as Agent may have reasonably requested.

         5. Failure to Meet Conditions. If Borrower shall fail to fulfill any of the conditions set forth in Section 4 on or prior to September 30, 1996, then the Credit Agreement shall continue in full force and effect without regard to the consents and amendments set forth in this Amendment (except for the consents and amendments set forth in Sections 3.2, 3.3 (relating to the definition of MRR Attrition), 3.4 through 3.7, 3.9 through 3.11, 3.13, 3.14, 3.17, 3.21 and 3.23 through 3.31 of this Amendment, which shall be deemed effective upon satisfaction of the conditions set forth in clauses (a) , (b) and (c) of Section 4 above) and (except for the above-referenced consents and amendments) this Amendment shall be void, ab initio, because it is premised on a substantially improved capital structure, and neither this Amendment nor Schedule A hereto shall have any force or effect whatsoever in the interpretation or construction of the provisions of the Credit Agreement.

         6.      Representations and Warranties.

                          (a) Authorization. The execution, delivery and performance of each of the Refinancing Transactions Documents and the consummation of the Refinancing Transactions by each Loan Party have been duly authorized by all necessary corporate and shareholder action.

                          (b) No Conflict. The execution, delivery and performance by each Loan Party of each Refinancing Transactions Document to which it is a party do not and will not: (1) violate any provision of law applicable to any Loan Party, the certificate of incorporation or bylaws of any Loan Party, or any order, judgment or decree of any court or other agency of government binding on any Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party; (3) result in or require the creation or imposition of any material Lien upon any of the properties or assets of any Loan Party (other than Liens in favor of Agent, for the benefit of Lenders); or (y) require any approval or consent of any Person under any Contractual Obligation of any Loan Party, except, with respect to each of the clauses (1) through (4) above for such approvals or consents to be obtained on or before the First Amendment Effective Date.

                          (c) Binding Obligation. This Agreement is, and the other Refinancing Transactions Documents, when executed and delivered will be, the legally valid and binding obligations of the applicable Loan Parties, each enforceable against the Loan Parties in accordance with their respective terms.

                          (d) Valid Issuance of Subordinated Convertible Notes. The issuance and sale of the Subordinated Convertible Notes are registered and/or qualified under applicable federal and state securities laws. Borrower has the corporate power and authority to incur the Indebtedness evidenced by the Subordinated Convertible Notes and to issue the Subordinated Convertible Notes. Holdings has the corporate power and authority to incur the Contingent Obligations evidenced by the Subordinated Convertible Note Indenture and to issue the Holdings Capital Stock issuable upon conversion of the Subordinated Convertible Notes. The Subordinated Convertible Notes, when issued and paid for, will be the legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms (including those pertaining to subordination). On or prior to the First Amendment Effective Date, Borrower shall have delivered to Agent and each of the Lenders complete and correct copies of the Subordinated Convertible Note Underwriting Agreement, the Subordinated Convertible Note Indenture and such other Subordinated Convertible Note Documents as may have been requested by Agent and each of the representations and warranties given by Holdings, Borrower or Borrower's Subsidiaries therein shall be true and correct in all material respects as of the First Amendment Effective Date. The subordination provisions of the Subordinated Convertible Note Documents will be enforceable against the holders of the Subordinated Convertible Notes by the holder of any Notes which has not effectively waived the benefits thereof. All obligations, including the Obligations to pay principal of and interest on the Loans, constitute senior Indebtedness entitled to the benefits of the subordination created by the Subordinated Convertible Note Documents. Borrower acknowledges that Agent and each Lender are entering into this Amendment and/or each Lender Addition Agreement and are extending the Revolving Loan Commitment in reliance upon the subordination provisions of the Subordinated Convertible Note Documents and this Section.

         7.      Miscellaneous.

                          (a) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

                          (b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                          (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                          (d) Successors and Assigns. This Amendment shall be binding upon Borrower, Agent and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Borrower, Agent and Lenders and their respective successors and assigns.

                          (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

                          (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not service to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Revolving Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.

                          (g) Costs, Expenses and Taxes. Borrower affirms and acknowledges that Section 10.1 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

                 Delivered at Chicago, Illinois, as of the date and year first above written.

                                       PROTECTION ONE
                                       ALARM MONITORING, INC.

                                       By:  JOHN W. HESSE
                                          ---------------------------------
                                       Name Printed:  John W. Hesse
                                                    -----------------------
                                       Title:  Executive Vice President
                                             ------------------------------


                                       HELLER FINANCIAL, INC.
                                       as Agent and Lender


                                       By:  TIMOTHY CANON
                                          ---------------------------------
                                       Name Printed:  Timothy Canon
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------


                                       BANQUE NATIONALE DE PARIS, NEW
                                       YORK BRANCH, as a Lender

                                       By:  SERGE DESRAYAUD
                                          ---------------------------------
                                       Name Printed:  Serge Desrayaud
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------

                                       By:  PAMELA LUCASH
                                          ---------------------------------
                                       Name Printed:  Pamela Lucash
                                                    -----------------------
                                       Title:  Assistant Treasurer
                                             ------------------------------


                                       MERITA BANK, LTD.,
                                       as a Lender

                                       By:  CHARLES J. LANSDOWN
                                          ---------------------------------
                                       Name Printed:  Charles J. Lansdown
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------

                                       By:  ERIC L. MANN
                                          ---------------------------------
                                       Name Printed:  Eric L. Mann
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------


                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as a Lender

                                       By:  MARY McLAUGHLIN
                                          ---------------------------------
                                       Name Printed:  Mary McLaughlin
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------


                                       FIRST UNION BANK OF NORTH CAROLINA,
                                       as a Lender

                                       By:  BRUCE LOFTIN
                                          ---------------------------------
                                       Name Printed:  Bruce Loftin
                                                    -----------------------
                                       Title:  Senior Vice President
                                             ------------------------------


                                       TORONTO DOMINION (TEXAS), INC.,
                                       as a Lender

                                       By:  LISA ALLISON
                                          ---------------------------------
                                       Name Printed:  Lisa Allison
                                                    -----------------------
                                       Title:  Vice President
                                             ------------------------------



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